                                                                    Exhibit 10.2

                             [Portions herein identified by ** have been omitted
                            pursuant to a request for confidential treatment and
                                  have been filed separately with the Commission
                               pursuant to Rule 24b-2 of the Securities Exchange
                                                        Act of 1934, as amended]

As of August 18, 2004

WPT Enterprises, Inc.
Attn:  Steve Lipscomb
1041 North Formosa Avenue
Suite 99
West Hollywood, CA  90047

        RE: "WORLD POKER TOUR" - AMENDMENT NUMBER 5 TO SEASON 2 AGREEMENT (CID#1002911)
               (CONTRACT #: WPT003/ACQ/TRV/PL/SC/CG)

Dear Ladies and Gentlemen:

        Reference is made to (i) that certain master agreement (the "Master Agreement") dated as of August 22, 2003 between WPT ENTERPRISES, INC. f/k/a WORLD POKER TOUR, L.L.C. ("Producer") and THE TRAVEL CHANNEL, L.L.C. ("TRV");
(ii) that certain agreement attached to the Master Agreement (the "Attachment"), dated as of August 22, 2003 between Producer and TRV in connection with the second season of the television production currently known as the "World Poker Tour" (the "Program"); (iii) that certain fully executed Amendment to Season 2 Agreement (the "First Amendment"), dated as of April 22, 2004; (iv) that certain fully executed Amendment Number 2 to Season 2 Agreement (the "Second Amendment"), dated as of May 10, 2004; (v) that certain fully executed Amendment Number 3 to Season 2 Agreement dated as of July 23, 2004 (the "Third Amendment") and (vi) that certain fully executed Amendment Number 4 to Season 2 Agreement (the "Fourth Amendment"), dated as of June 25, 2004. The Master Agreement and the Attachment, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, are collectively hereinafter referred to as the "Agreement."

        Except as otherwise defined herein, capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. The parties hereby agree that the Agreement shall be supplemented and amended as follows:

1. Producer hereby agrees to produce, in addition to the previously ordered First Additional Special - Season 3 program, a one (1) hour Additional Special tentatively entitled "Poker Corner" to be produced in connection with Season 3 of the Program and such Additional Special shall hereinafter be referred to as the "Second Additional Special - Season 3" (i.e., "Poker Corner").

2. In consideration for the performance by Producer of its obligations hereunder and under the Agreement in connection with the Second Additional Special - Season 3 (i.e., the "Poker Corner" Additional Special), TRV agrees to pay Producer, and Producer agrees to accept, a License Fee in the amount of ** Dollars ($ ** ) for the Second Additional Special - Season 3. The License Fee will be paid by TRV to Producer in accordance with the terms of the Agreement, including, without limitation, a payment of $ ** (i.e., ** % of $ ** within fourteen (14) days of the receipt of insurance policies required to be delivered as Program Materials for the Second Additional Special - Season 3.

3. The production and exploitation of the Second Additional Special - Season 3 is in all respects subject to the terms of the Agreement as applicable to Additional Specials, as the same may be amended from time to time, except as amended hereby, provided that TRV hereby approves the Production Schedule for the Second Additional Special - Season 3 attached hereto as Exhibit A, the Payment Schedule for the Second Additional Special - Season 3 attached hereby as Exhibit B, and the Production Budget for the Second Additional Special - Season 3 attached hereto as Exhibit C.

        Except as otherwise herein expressly amended and supplemented, the Agreement is in all other aspects hereby ratified and confirmed. Please acknowledge your acceptance of the foregoing by signing in the space provided below.

                                       Very truly yours,

                                       THE TRAVEL CHANNEL, L.L.C.



                                       By:  /s/ Daniel W. Russell
                                            ------------------------------------
                                       Printed Name: Daniel W. Russell
                                       Title:  V.P. Programming
                                       Date:  August 20, 2004

WPT ENTERPRISES, INC.


By:  /s/ Steven Lipscomb
    ---------------------------
Printed Name:  Steven Lipscomb
Title:  President
Date:  August 19, 2004

                                    Exhibit A

                               Production Schedule
                      Second Additional Special - Season 3

                             One (1) Page To Follow

                                World Poker Tour
                              Season III 2004/2005
                                    ADDENDUM
                              Production Schedule
                             WPT Poker Corner Pilot


--------------------------------------------------------------------------------------------------------------------------------
                                              PRE-                                    ROUGH      FINE
EP. #  EP TITLE               LOCATION        PROD.     PRODUCTION     POST PROD.      CUT       CUT      PROMO    DEL. MASTERS
--------------------------------------------------------------------------------------------------------------------------------
325    WPT Poker Corner    Hollywood, CA     July 5 -    Aug. 16 -      Aug. 24 -     2-Sep     8-Sep     13-Sep     14-Sep
                                             Aug. 13     Aug. 23        Sept. 14
--------------------------------------------------------------------------------------------------------------------------------

                                    Exhibit B

                                Payment Schedule
                      Second Additional Special - Season 3

                             One (1) Page To Follow

                                WORLD POKER TOUR
                                PAYMENT SCHEDULE


------------------------------------------------------------------------------------------------------------------------------------
                                                                              C
                                                                              **%
                                                                         PAYMENT WITHIN                   D
                                                                           14 DAYS OF                     **%
                                                                         DELIVERY TO AND               PAYMENT
                                           B               %             APPROVAL BY DCI            WITHIN 14 DAYS
                                           PAYMENT WITHIN 30              OF THE ALL                OF DELIVERY TO
                                            DAYS PRIOR TO                  PROGRAM                   AND APPROVAL
                              A         %    COMMENCEMENT                 PRODUCTION         C       BY DCI OF ALL       D
                     LICENSE  UPON MUTUAL  OF SCHEDULET WPT  B DELIVERY   MILESTONE       DELIVERY   FINAL PROGRAM    DELIVERY
EPISODE                FEE    EXECUTION        EVENTS            DATE     MATERIALS        DATE       MATERIALS        DATE
------------------------------------------------------------------------------------------------------------------------------------
325 WPT Poker Corner             $**            $**           21-Jul-04     $**          14-Sep-04       $**          28-Sep-04  $**


TOTALS               $**         $**            $**                         $**                          $**                     $**

BALANCE DUE-PENDING ON TIME DELIVERY OF ELEMENTS:
------------------------------------------------------------------------------------------------------------------------------------

                                    Exhibit C

                                Production Budget
                      Second Additional Special - Season 3

                            Five (5) Pages To Follow

                                WORLD POKER TOUR
                             WPT POKER CORNER PILOT
               SET UP: Sunday, August 22 / VTR: Monday, August 23

---------------------------------------------------------------------------------------------------------------
   ACCT #                   DESCRIPTION                  QTY     UNIT     X      UNIT COST       SUBTOTAL
---------------------------------------------------------------------------------------------------------------
    1200     PRODUCER'S UNIT
---------------------------------------------------------------------------------------------------------------
    1202     Executive Producer                           **     week     1     **            **
---------------------------------------------------------------------------------------------------------------
    1203     Supervising Producer                                week     1                                  -
---------------------------------------------------------------------------------------------------------------
    1203     Senior Producer                                     weeks    1                                  -
---------------------------------------------------------------------------------------------------------------
    1203     Producer                                            weeks    1                                  -
---------------------------------------------------------------------------------------------------------------
    1204     Associate Producer                                  weeks    1                                  -
---------------------------------------------------------------------------------------------------------------
    1299     Fringes                                             allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    1300     DIRECTION
---------------------------------------------------------------------------------------------------------------
    1301     Director                                            allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    1400     CAST
---------------------------------------------------------------------------------------------------------------
    1401     Commentator - Mike Sexton                           allow    1                                  -
---------------------------------------------------------------------------------------------------------------
    1402     Poker Pro - Annie Duke                              allow    1                                  -
---------------------------------------------------------------------------------------------------------------
    1402     Poker Pro - Daniel Negrano                          allow    1                                  -
---------------------------------------------------------------------------------------------------------------
    1402     Poker Pro - Phil Helmuth                            allow    1                                  -
---------------------------------------------------------------------------------------------------------------
    1499     Fringes                                             allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    1500     TRAVEL AND LIVING
---------------------------------------------------------------------------------------------------------------
    1523     Airfare                                              tix     1                                  -
---------------------------------------------------------------------------------------------------------------
    1524     Lodging                                             nite     4                                  -
---------------------------------------------------------------------------------------------------------------
    1525     Per Diem                                            days     4                                  -
---------------------------------------------------------------------------------------------------------------
    1527     Transportation                                      allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
===============================================================================================================
             TOTAL ABOVE-THE-LINE                                                                            -
===============================================================================================================
    2000     PRODUCTION STAFF
---------------------------------------------------------------------------------------------------------------
    2001     Line Producer                                       weeks    1                                  -
---------------------------------------------------------------------------------------------------------------
    2002     Production Manager                                  weeks    1                                  -
---------------------------------------------------------------------------------------------------------------
    2007     Production Accountant                               weeks    1                                  -
---------------------------------------------------------------------------------------------------------------
    2009     Production Coordinator                              weeks    1                                  -
---------------------------------------------------------------------------------------------------------------
    2013     Production Assistants                               weeks    1                                  -
---------------------------------------------------------------------------------------------------------------
    2013     Set PAs                                             days     4                                  -
---------------------------------------------------------------------------------------------------------------
    2099     Fringes                                             allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    3900     STAGE FACILITIES
---------------------------------------------------------------------------------------------------------------
    3931      Stage /Set Up/Shoot/Strike                         days     1                                  -
---------------------------------------------------------------------------------------------------------------
    3931      Production Control Rooms - Included                days     1                -                 -
---------------------------------------------------------------------------------------------------------------
    3931      News Set - Included                                days     1                                  -
---------------------------------------------------------------------------------------------------------------
    3931      Power - Lighting/AC                                days     1                                  -
---------------------------------------------------------------------------------------------------------------
    3933      Dressing Rooms (1 office, 1 grn room)              days     1                -                 -
---------------------------------------------------------------------------------------------------------------
    3933      Make Up Room                                       days     1                -                 -
---------------------------------------------------------------------------------------------------------------
    3933      Wardrobe Room (extra dressing room)                days     1                -                 -
---------------------------------------------------------------------------------------------------------------
    3933      Lunch Room, Pkng, Trash PU, Shower                 days     1                -                 -
---------------------------------------------------------------------------------------------------------------
    3933      Phone Lines (Dressing Rooms)                       days     1                -                 -
---------------------------------------------------------------------------------------------------------------
    3903     Facilities Assistant                                days    1.5                                 -
---------------------------------------------------------------------------------------------------------------
    3981     Processing Fee (10% of personnel)                   allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    2200     SET DESIGN
---------------------------------------------------------------------------------------------------------------
    2201     Production Designer                                 allow    1                                  -
---------------------------------------------------------------------------------------------------------------
    2202     Art Director                                        week     1                                  -
---------------------------------------------------------------------------------------------------------------
    2204     Stagehands                                          days     5                                  -
---------------------------------------------------------------------------------------------------------------
    2299     Fringes                                             allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    2300     SET CONSTRUCTION
---------------------------------------------------------------------------------------------------------------
    2321     Purchases                                           allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    2500     SET SHIPPING
---------------------------------------------------------------------------------------------------------------
    2521     Trucking                                            allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    2700     SET DRESSING
---------------------------------------------------------------------------------------------------------------
    2721     Graphics                                            allow    1                                  -
---------------------------------------------------------------------------------------------------------------
    2721     Plasma Screen Rentals                        **     days     4           **              **
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------

---------------------------------------------------------------------------------------------------------------
   ACCT #                   DESCRIPTION                  QTY     UNIT     X      UNIT COST       SUBTOTAL
---------------------------------------------------------------------------------------------------------------
    2500     SET OPERATIONS
---------------------------------------------------------------------------------------------------------------
    2531      Scissor Lift/Man Lift (no charge)           **     days     1          **               **
---------------------------------------------------------------------------------------------------------------
    2506     Utility                                             days     1                                  -
---------------------------------------------------------------------------------------------------------------
    2509     Fringes                                             allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    3200     LIGHTING
---------------------------------------------------------------------------------------------------------------
    3201     Lighting Director                                   days     1                                  -
---------------------------------------------------------------------------------------------------------------
    3202     WPT Gaffer                                          days     1                                  -
---------------------------------------------------------------------------------------------------------------
    3204     House Electric/Board Op                             days     1                                  -
---------------------------------------------------------------------------------------------------------------
    3204     Electric (estimated time for refocus)               days     1                                  -
---------------------------------------------------------------------------------------------------------------
    3231      Grip/Electric Package                              days     1                                  -
---------------------------------------------------------------------------------------------------------------
    3223      Expendables                                        allow    1                                  -
---------------------------------------------------------------------------------------------------------------
    3299     Fringes                                             allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    3300     CAMERA
---------------------------------------------------------------------------------------------------------------
    3302     Jib Operator                                         day     1                                  -
---------------------------------------------------------------------------------------------------------------
    3302     Ped Operators                                        day     3                                  -
---------------------------------------------------------------------------------------------------------------
    3331      Ped Cameras                                         day     3                                  -
---------------------------------------------------------------------------------------------------------------
    3331      1 Jib Camera                                        day     1                                  -
---------------------------------------------------------------------------------------------------------------
    3331      Jimmy Jib                                           day     1                                  -
---------------------------------------------------------------------------------------------------------------
             Fringes                                             allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    3400     AUDIO
---------------------------------------------------------------------------------------------------------------
    3401     Audio Mixer                                         days     1                                  -
---------------------------------------------------------------------------------------------------------------
    3402     A2 - Sean Mc Niel                                    day     1                                  -
---------------------------------------------------------------------------------------------------------------
    3431      Hard Line Mics                                      day     4                                  -
---------------------------------------------------------------------------------------------------------------
    3299     Fringes                                             allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    3800     VIDEO
---------------------------------------------------------------------------------------------------------------
    3801     Engineer in Charge                                  days     1                                  -
---------------------------------------------------------------------------------------------------------------
    3805     Technical Director                                  days     1                                  -
---------------------------------------------------------------------------------------------------------------
    3806     Video Tape Operator                                 days     1                                  -
---------------------------------------------------------------------------------------------------------------
    3807     Video Control                                       days     1                                  -
---------------------------------------------------------------------------------------------------------------
    3831      Floor Monitors                                     days     2                                  -
---------------------------------------------------------------------------------------------------------------
    3831      Digi Beta Decks Iso's                               day     5                                  -
---------------------------------------------------------------------------------------------------------------
    3831      MAV Playback Server                                 day     1                                  -
---------------------------------------------------------------------------------------------------------------
    3299     Fringes                                             allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    3000     HAIR AND MAKE UP
---------------------------------------------------------------------------------------------------------------
    3001     Makeup Artist                                        day     1                                  -
---------------------------------------------------------------------------------------------------------------
    3039     Kit Rental                                          flat     1                                  -
---------------------------------------------------------------------------------------------------------------
    3099     Fringes                                             allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    3500     TRANSPORTATION
---------------------------------------------------------------------------------------------------------------
    3524     Mileage                                             allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    3600     LOCATION
---------------------------------------------------------------------------------------------------------------
    3625     Crew meals                                          meal     2                                  -
---------------------------------------------------------------------------------------------------------------
    3626     Craft service                                        day     2                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    3700     PRODUCTION FILM AND LAB
---------------------------------------------------------------------------------------------------------------
    3702     Digi Beta x 94 minutes                              tape     20                                 -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
===============================================================================================================
             TOTAL PRODUCTION                                                                                -
===============================================================================================================

    4500     EDITORIAL
---------------------------------------------------------------------------------------------------------------
    4525     Post Supervisor                                     weeks    1                                  -
---------------------------------------------------------------------------------------------------------------
    4526     Post Coordinator                                    weeks    1                                  -
---------------------------------------------------------------------------------------------------------------
    4501     Editor                                              weeks    1                                  -
---------------------------------------------------------------------------------------------------------------
    4501     Online Editor                                       week     1                                  -
---------------------------------------------------------------------------------------------------------------
    4502     Assistant Editor                                    weeks    1                                  -
---------------------------------------------------------------------------------------------------------------
    4527     Logger                                              week     1                                  -
---------------------------------------------------------------------------------------------------------------
    4528     Transcription Service                               allow    1                                  -
---------------------------------------------------------------------------------------------------------------
    4532     Avid Rental                                         weeks    1                                  -
---------------------------------------------------------------------------------------------------------------
    4532     Unity Storage                                       week     1                                  -
---------------------------------------------------------------------------------------------------------------
    4532     Online/Adrenaline                                   week     1                                  -
---------------------------------------------------------------------------------------------------------------
    4532     Misc. Deck Rental                            **     allow    1          **               **
---------------------------------------------------------------------------------------------------------------
    4599     Fringes                                             allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------

---------------------------------------------------------------------------------------------------------------
   ACCT #                   DESCRIPTION                  QTY     UNIT     X      UNIT COST       SUBTOTAL
---------------------------------------------------------------------------------------------------------------
    4900     POST VIDEO
---------------------------------------------------------------------------------------------------------------
    4902     Dubs                                         **     allow    1           **              **
---------------------------------------------------------------------------------------------------------------
    4901     Tape Stock                                          allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    4700     POST AUDIO
---------------------------------------------------------------------------------------------------------------
    4705     Mix                                                 allow    1                                  -
---------------------------------------------------------------------------------------------------------------
    4708     VO Talent                                           allow    1                                  -
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    4600     MUSIC
---------------------------------------------------------------------------------------------------------------
    4602     Music Package                                       allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    5000     TITLES & OPTICALS
---------------------------------------------------------------------------------------------------------------
    5001     Graphics Package                                    allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
===============================================================================================================
             TOTAL POST PRODUCTION                                                                           -
===============================================================================================================

    6700     INSURANCE
---------------------------------------------------------------------------------------------------------------
    6507     Liability/Entertainment Package/E&O                 allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
    6800     OVERHEAD
---------------------------------------------------------------------------------------------------------------
    6821     Phone, Fax, DSL                                     allow    1                                  -
---------------------------------------------------------------------------------------------------------------
    6823     Shipping and Postage                                allow    1                                  -
---------------------------------------------------------------------------------------------------------------
    6834     Supplies                                            allow    1                                  -
---------------------------------------------------------------------------------------------------------------
    6837     Office Equipment (computers, copier)                allow    1                                  -
---------------------------------------------------------------------------------------------------------------
    6833     Office Rental/Parking                               month    1                                  -
---------------------------------------------------------------------------------------------------------------
    6840     Legal Fees/Patent Settlement                        allow    1                                  -
---------------------------------------------------------------------------------------------------------------
    6840     Legal Fees                                          allow    1                                  -
---------------------------------------------------------------------------------------------------------------
                                                                                                             -
                                                                                             ------------------
===============================================================================================================
             TOTAL OTHER                                                                                     -
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
             Contingency                                         allow    1                -                 -
---------------------------------------------------------------------------------------------------------------
             Producer Fee                                        allow    1                -                 -
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
             GRAND TOTAL                                                                                     -
---------------------------------------------------------------------------------------------------------------